EXHIBIT 99(a)

                             FORM OF PROXY


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                                                Exhibit 99(a)

              FARMERS & MERCHANTS BANK  (HONESDALE, PA.)

                                PROXY

  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 31, 1996
    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Nelson W. Leet and Samuel C. Siepiela and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Farmers & Merchants Bank (the "Bank") that the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Bank to be held at the Central Methodist Church, Wesley Room, 11th and Church Streets, Honesdale, Pennsylvania 18431, on January 31, 1996, commencing at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof, as follows:

1.   PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF
REORGANIZATION AND RELATED AGREEMENT AND PLAN OF MERGER.

            [  ] FOR    [  ] AGAINST    [  ] ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                  Dated:             , 1996

                                  __________________________
                                  Signature of Shareholder

                                  __________________________
                                  Signature of Shareholder

Number of Shares Held of Record
on December 29, 1995

       THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND
RETURNED PROMPTLY TO THE BANK IN THE ENCLOSED ENVELOPE.   WHEN
SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN,
PLEASE GIVE FULL TITLE.    IF MORE THAN ONE TRUSTEE, ALL SHOULD
SIGN.   IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.